EXHIBIT 99.6

                            AGREEMENT FOR TRANSFER OF
                   GRIZZLY CREEK AND ESCROW INSTRUCTIONS
                              AND OPTION AGREEMENT

     This Agreement for Transfer of Grizzly Creek and Escrow Instructions and Option Agreement (this "Agreement") is made as of the 26th day of February, 1999, by and between The Pacific Lumber Company, a Delaware corporation ("Palco") and the State of California acting by and through the California Wildlife Conservation Board ("State").

                                    RECITALS

     A. Pursuant to Section 1(b) of Assembly Bill 1986 set forth in Chapter 615 of the Statutes of 1998 of the State of California ("AB 1986") up to $20,000,000.00 was appropriated for the purchase at fair market value of lands ("Designated Lands") within the "Grizzly Creek Marbled Murrelet Conservation Area" located in Humboldt County, California, as depicted on Exhibit A attached hereto (the "Property"). State desires to acquire the Designated Lands as authorized in AB 1986, and on the terms set forth herein.

     B. Title to the Property is held by Palco and its wholly-owned subsidiary, Scotia Pacific Company LLC, a Delaware limited liability company ("Scotia"). Palco and Scotia are individually and collectively sometimes referred to herein as the "Transferor." Palco is willing to cause the conveyance of the Designated Lands (including the interest currently held by Scotia Pacific) to State on the terms set forth herein.

     C. As part of this Agreement, Transferor is willing to grant to the State an option to acquire the remaining portions of the Property exclusive of the Designated Lands ("Option Lands") for their fair market value.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                          ARTICLE 1: AGREEMENT OF SALE

     1.1 Agreement. Palco agrees to convey, and/or cause to be conveyed, the Designated Lands to State, and State agrees to acquire the Designated Lands.

     1.2 Process. The State shall designate the Designated Lands from the Property. The only requirements are that (a) the Designated Lands shall have a fair market value equal to at least $19,350,000 ("Minimum Price"); (b) the Designated Lands shall be in as reasonable a configuration as is
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practically possible; (c) the Designated Lands shall surround the boundaries of
Grizzly Creek State Park, to the extent reasonably possible; (d) the Designated Lands shall not include material quantities of Hazardous Materials (as defined below); and (e) the Designated Lands shall adjoin existing public access to Grizzly Creek State Park, to the extent reasonably possible. The State shall diligently work with its surveyor and appraiser in order to choose Designated Lands which shall have an appraised fair market value of at least the Minimum Price and no more than $19,850,000, (the "Maximum Price").

     1.3 Purchase Price. The State shall pay as the purchase price the fair market value for the Designated Lands, and no less than the Minimum Price and no more than the Maximum Price (the "Purchase Price").

     1.4 Appraisal. Within 30 days from the date hereof, Palco shall provide to the State a list of at least five California licensed appraisers. The State shall select the appraiser from such list, and direct such appraiser to determine the fair market value of the Designated Lands. A copy of the final appraisal satisfying the criteria set forth in Section 1.2 above shall be provided to Palco within 15 days after receipt of the final appraisal and no later than 15 months from the date hereof. Palco shall have the right to terminate this Agreement upon notice to the State if it determines, in its reasonable discretion, that the methodology of such final appraisal was improperly chosen or applied inappropriately. In such event, (a) this Agreement and the Escrow shall automatically terminate, (b) all funds and documents delivered by either party to the Escrow shall be returned to the party having delivered the same, (c) all escrow cancellation charges shall be paid 50% by State and 50% by Palco, and (d) neither party shall have any further liability hereunder.

                                ARTICLE 2: ESCROW

     2.1 Opening Escrow. No later than 17 months from the date hereof, an escrow (the "Escrow") at a licensed escrow company designated by the State shall be opened for the purpose of closing the transfer of the Designated Lands to State on the terms and conditions set forth in this Agreement. Escrow shall be the party responsible for filing the required Form 1099B (or other required form) with the U.S. Internal Revenue Service.

     2.2 Schedule for Closing. The closing of the transaction provided for in
Article 1 above (the "Closing") shall occur at the time that all the conditions precedent set forth in Article 5 hereof have been satisfied or waived, all of the fully-executed documents and funds described in Article 8 hereof have been delivered to Escrow, and on the day the "Grant Deed" (as defined below) is recorded with the Humboldt County Recorder (the "Closing

Date"). The Closing shall occur no later than the "Outside Date," as defined in Section 2.3 hereof.

     2.3 Outside Date. The deadline for closing the Escrow (the "Outside Date") shall be October 31, 2000; however, the Outside Date shall be moved to an earlier date in the event any statute enacted hereafter attempts to repeal that date. Such earlier date shall be 10 days before the effective date of the statute seeking to repeal such date.

                           ARTICLE 3: REVIEW OF TITLE

     3.1 Title Report. Promptly after determination of the Designated Lands, the State shall order from a title company designated by the State a preliminary report on the Designated Lands (the "Preliminary Report") and copies of all documents relating to title exceptions referred to in the Preliminary Report. After receiving the Preliminary Report and documents, State shall have 30 days within which to notify Palco in writing of any reasonable objection State may have to any of the "Non-Monetary Exceptions" (as defined below) reported in the Preliminary Report, together with an explanation for its objection to any Non-Monetary Exception. State's failure to object, with an explanation, where required, to any exception within said 30 days shall be deemed State's approval thereof.

     3.2 Monetary Exceptions. State's title to the Designated Lands shall be delivered free of monetary exceptions. Palco shall be required to remove the same prior to the Outside Date or, at Palco's election, they may be paid at the Closing out of Palco's proceeds.

     3.3 Non-Monetary Exceptions. If, before the deadline established pursuant to Section 3.1 above, State reasonably objects, with an explanation, to any exceptions that are not monetary exceptions ("Non-Monetary Exceptions"), then Palco shall have until 10 days prior to the Outside Date (the "Elimination Deadline") within which to attempt to eliminate such disapproved Non-Monetary Exceptions. At any time on or prior to the Elimination Deadline, Palco may notify State that Palco is unable or unwilling to remove any disapproved Non-Monetary Exception, and unless State delivers notice to Palco waiving its disapproval within 5 days following Palco's notice, then (a) this Agreement and the Escrow shall automatically terminate, (b) all funds and documents delivered by either party to the Escrow shall be returned to the party having delivered the same, (c) all escrow cancellation charges shall be paid 50% by State and 50% by Palco, and (d) neither party shall have any further liability hereunder.

     3.4 Permitted Exceptions. Any exceptions not timely and properly objected to by State pursuant to this Article 3, and any exceptions as to which State has waived its objection pursuant to Section 3.3 above, shall be referred to herein as "Permitted Exceptions". It is agreed that those title items which are substantially the same as the United States accepted title to with regard to its acquisition of the Headwaters shall be deemed Permitted Exceptions.

                        ARTICLE 4: DELIVERIES INTO ESCROW

     4.1 Documents to be Delivered by Palco. No later than one (1) business day before the Outside Date, Palco shall deliver or cause to be delivered to Escrow:
(a) a recordable grant deed (the "Grant Deed"), duly executed and acknowledged by Transferor, conveying the Designated Lands to any designee of the State capable of holding title to the Designated Lands (the "Designee"), (b) an Affidavit executed by each Transferor entity stating that such entity is not a "foreign person" under Section 1445(b) of the Internal Revenue Code; and a FTB Form 590 executed by each such entity (collectively, the "Affidavits"), (c) Natural Hazard Disclosure Statements in the form of Exhibit B hereto executed by each Transferor (collectively, the "Disclosures"); (d) a recordable right of entry or easement agreement among State, Palco and such affiliates of Palco as Palco may designate prior to the Closing, providing roadway access to Palco and such affiliates across the Designated Lands, in form reasonably acceptable to the parties hereto (the "Right of Entry"), executed and acknowledged by Palco and each such affiliate. Such right of entry or easement over portions of the Designated Lands reasonably acceptable to the parties. The Right of Entry shall be reasonably sufficient to provide access through the Designated Lands, to other real property owned by Palco or its affiliates. As a matter of information, the State will have access by virtue of the existing right of way to Grizzly Creek State Park.

     4.2 Funds and Documents to be Delivered by State. Not later than one (1) business day before the Outside Date, State shall deliver or cause to be delivered to Escrow: (a) immediately available funds, in an amount equal to the Purchase Price, (b) a certificate of acceptance of the Grant Deed, executed by State (the "Acceptance"), (c) a copy of each Disclosure, originally executed by State as the "Transferee" thereunder; and (d) the Right of Entry, duly executed and acknowledged by State.

                ARTICLE 5:  CONDITIONS PRECEDENT TO CLOSING

     Each party's obligation to perform under this Agreement and the Closing shall be conditioned upon satisfaction of each of the conditions precedent which are listed below for the benefit of such party. No waiver of a condition precedent by any party shall be effective or enforceable unless in writing signed by the party for whose benefit such condition is included herein. The following are the conditions:

     5.1 Delivery of Documents and Funds. For the benefit of State on the one hand and Palco on the other hand, the timely delivery to Escrow of all documents and funds which this Agreement requires the other party to deliver or cause to be delivered to Escrow.

     5.2 Title. For the benefit of State, the title company shall be irrevocably committed to issue, upon the Closing, a CLTA extended form of title insurance policy in the amount determined by State as appropriate, but not greater than the Purchase Price, covering the Designated Lands and showing State as the owner, subject only to the Permitted Exceptions (the "Title Policy").

     5.3 WCB Approvals. For the benefit of State, notwithstanding the approval of the State of California Wildlife Conservation Board ("WCB") authorizing execution of this Agreement, the WCB shall have taken the following actions, which actions the State hereby acknowledged were taken on February 25, 1999:

          (a) On or before March 1, 1999, it shall have approved and authorized the acquisition of the Designated Land; and

          (b) On or before March 1, 1999, it shall have allocated such funds as are necessary to carry out said acquisition.

     5.4 Department of General Services (DGS) Approval. For the benefit of State on the one hand and Palco on the other hand, the DGS Approval shall have been received, and all appraisal and transaction documents shall have been approved by the DGS. State shall promptly submit all appraisal and transaction documents to DGS for its review and approval as they become available. The DGS shall not unreasonably withhold or delay its approval of any documents submitted pursuant to this Section 5.4.

                  ARTICLE 6:  CERTAIN COMMITMENTS BY PALCO

     Palco shall not take (and shall ensure that Scotia shall not take) any of the following actions prior to the Closing without the prior written consent of State, which consent shall not be unreasonably withheld, conditioned or delayed:

     6.1 Agreements. Make or allow to be made, extend or allow to be extended any leases, contracts, options or agreements whatsoever affecting the Designated Lands, except those which can be terminated on 30 days' or less notice, and except those not prohibited by AB 1986; and

     6.2 Encumbrances. Cause or permit any lien, encumbrance, mortgage, deed of trust, restriction, or easement to be placed upon the Designated Lands after the date of this Agreement; provided, however, that any such action shall be permitted if not prohibited by AB 1986 and if Palco causes such lien or encumbrance to be removed on or prior to the Closing.

                         ARTICLE 7: HAZARDOUS MATERIALS

     7.1 Definitions. As used in this Article 9, the following terms shall have the following meanings:

          (a) "Hazardous Material" means any substance or waste containing hazardous substances, pollutants or contaminants as those terms are defined, designated, classified or listed in the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq. as amended ("CERCLA") and the regulations promulgated thereunder, and any other substance or waste similarly defined, designated, classified, listed or identified in any other "Environmental Laws," as defined below. This definition specifically includes asbestos-containing material, petroleum, and any fraction thereof, petroleum-based products and polychlorinated biphenyls ("PCBs").

          (b) "Environmental Laws" means all applicable federal, state, and local laws, regulations and ordinances or binding determinations of any governmental authority governing the manufacture, import, use, handling, storage, transport, processing, release or disposal of substances or wastes deemed hazardous, toxic, dangerous or injurious to public health or to the environment or relative to air quality, water quality, solid waste management, hazardous waste management, hazardous or toxic substances or protection of human health or the environment, including, but not limited to, CERCLA, the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.) ("RCRA"), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), and the Federal Insecticide, Fungicide, Rodenticide Act (7 U.S.C. Section 136 et seq.), as each of these laws have been amended through the date of this Agreement, and any analogous state or local statutes and regulations promulgated pursuant thereto, as the same have been amended through the date of this Agreement.

     7.2 Representation and Warranty. Palco represents and warrants to State as of the date of this Agreement and as of the Closing Date, there are no facts indicating the presence of any Hazardous Materials on, in or under the Designated Lands. Palco hereby agrees to indemnify and hold the State harmless with regard to the breach of this Section 7.2 except with respect to Hazardous Materials deposited by or through the State. This Section 7.2 shall survive the Closing.

                          ARTICLE 8: CLOSING THE ESCROW

     8.1 The Closing. When all of the conditions precedent to the Closing set forth in Article 5 hereof have been satisfied, then title company shall date all undated documents as of the Closing Date, attach the Acceptance to the Grant Deed, to the extent counterparts of documents have been provided, detach and re-attach signature pages so that there are fully executed sets of the documents, prorate items (if any) set forth in Article 9, pay all fees and expenses incident to the Escrow as set forth in Article 10 and, in the following order:

          (a) Record the Grant Deed and the Acceptance in the Official Records of Humboldt County.

          (b) Record the Right of Entry in the Official Records of Humboldt County.

          (c) Deliver to Palco one fully executed set of Disclosures.

          (d) Deliver to State the Affidavits and one fully executed set of Disclosures.

          (e) Deliver to Palco (or as otherwise directed by Palco) by wire transfer in accordance with wiring instructions to be provided by Palco or such other recipient, an amount equal to the Purchase Price, adjusted by deducting Palco's share of closing costs, if any, and deducting any net debit or crediting any net credit to Palco's account by reason of prorations.

          (f) Deliver to State the Title Company's check for any excess funds deposited into the Escrow after payment of all closing costs.

          (g) Deliver to State the Title Policy in triplicate as soon as possible after the Closing.

          (h) Deliver conformed copies of all the recorded documents to State and Palco at the addresses set forth in Section 14.5 hereof.

     8.2 Escrow Termination. If for any reason the Escrow has not closed by 11:59 p.m. on the Outside Date, then (a) the Escrow shall be deemed terminated automatically without further action by either party, (b) any documents and/or funds deposited with Title Company shall be returned to the party depositing the same (less escrow cancellation charges chargeable to such party from any such funds), without any further consent from any other party to the Escrow, and (c) all escrow cancellation charges shall be paid 50% by State and 50% by Palco. The termination of the Escrow as provided herein shall be without prejudice to the legal and equitable rights a party has against the other party under this Agreement for breach.

                              ARTICLE 9: PRORATIONS

     9.1 Real Property Taxes Affecting the Designated Lands. Palco shall cause all property taxes, assessments, penalties and interest, if any, for all periods prior to the Closing to be paid prior to the Closing. Palco shall be solely responsible for obtaining any refund from the County of Humboldt of real property taxes caused to be paid by Palco or a Transferor and affecting the Designated Lands for the period after the Closing. State shall, upon demand, promptly execute and deliver any documents or instruments reasonably requested by Palco in order to facilitate obtaining such refund.

     9.2 Timber Yield Taxes. Palco or the Transferor(s) shall be responsible for paying any timber yield taxes with respect to the Designated Lands attributable to the period prior to the Closing relating to the Property.

     9.3 Proration Date. All prorations shall be as of the Closing, it being specifically understood that State will not be responsible for payment of any taxes.

                            ARTICLE 10: CLOSING COSTS

     10.1 State's Responsibility. State shall be responsible for payment of any costs of recording any conveyancing documents, any documentary transfer taxes, the title insurance premiums for the Title Policy and all endorsements thereto, and Title Company's escrow fees.

     10.2 Legal Fees. Each party shall bear its respective legal fees and expenses incurred in negotiating, documenting and closing this transaction.

                ARTICLE 11:  OPTION TO ACQUIRE OPTION LANDS

     11.1 Palco hereby grants to the State an irrevocable and exclusive option to acquire all or some of the Option Lands on the terms and conditions of this Section 11.

     11.2 The term of the option shall be for five years from the date hereof.

     11.3 The purchase price for the Option Lands shall be its fair market value on the date the State delivers notice of its intent to exercise the option provided for herein. The procedure for determining the purchase price shall be the same appraisal process set forth in Section 1 above subject to both Palco and the State approving in writing the appraisal, which approval shall not be unreasonably withheld or delayed.

     11.4 The State shall exercise the option by delivering written notice to Palco of its election to so exercise. If the State elects to exercise its option over less than all of the Option Lands, then such small parcel shall adjoin and be adjacent to the Designated Lands and shall be in a square configuration to the extent practically possible and in any event reasonably configured with respect to the remaining Property.

     11.5 Upon delivery of the notice set forth in Section 11.4, the State and Palco shall promptly enter into a purchase agreement substantially similar to this Agreement (exclusive of the option provisions), provided that the close of escrow shall occur within five years from the date hereof.

     11.6 It shall be a condition precedent to the exercise of the option and its consummation that the State shall have consummated the purchase of the Designated Lands.

                   ARTICLE 12:  MISCELLANEOUS PROVISIONS

     12.1 Waiver; Remedies; Modification. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. A modification of any provision herein contained, or any other amendment to this Agreement, shall be effective only if the modification is in writing and signed by all the parties hereto.

     12.2 Applicable Law. This Agreement shall in all respects be governed by the laws of State of California applicable to agreements executed and to be wholly performed within this State without regard to principles of conflict of law.

     12.3 Attorneys' Fees. Should any party hereto commence any action or proceeding to enforce any provision of this Agreement or for damages by reason of an alleged breach of any provision of this Agreement or for declaratory relief, the prevailing party shall be entitled to recover from the losing party or parties such amount as the court may adjudge to be reasonable attorneys' fees for services rendered to the prevailing party in such action or proceeding.

     12.4 Separate Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed shall be deemed to be an original. Such counterparts shall, together, constitute and be one and the same instrument.

     12.5 Notices. Any notice or demand required herein shall be given personally, by certified or registered mail, postage prepaid, return receipt requested, by confirmed fax, or by reliable overnight courier to the address of the respective parties set forth below. Any notice served personally shall be deemed delivered upon receipt, served by facsimile transmission shall be deemed delivered on the date of receipt as shown on the received facsimile, and served by certified or registered mail or by reliable overnight courier shall be deemed delivered on the date of receipt as shown on the addressee's registry or certification of receipt or on the date receipt is refused as shown on the records or manifest of the U.S. Postal Service of such courier. Each party hereto, may from time to time designate any other address for this purpose by written notice to the other parties. Notices shall be given as follows:

          If to Palco, to:

               The Pacific Lumber Company
               125 Main Street, Second Floor
               Scotia, California 95565
               Attn.:  President/Chief Executive Officer
               Facsimile No.:  (707) 764-4269

          with a copy to:

               The Pacific Lumber Company
               San Felipe, Suite 2600
               Houston, Texas 77057
               Attn.:  Managing Counsel/Real Estate
               Facsimile No.:  (713) 267-3702
          with a copy to:

               Nossaman, Guthner, Knox & Elliott, LLP
               445 South Figueroa Street - 31st Floor
               Los Angeles, California 90071-1602
               Attn.:  Howard D. Coleman, Esq.
               Facsimile No.:  (213) 612-7801

          If to State, to:

               The Resources Agency
               Department of Fish & Game
               Wildlife Conservation Board
               801 K Street, Suite 806
               Attn.:  W. John Schmidt, Executive Director
               Facsimile No.:  (916) 323-0280

     12.6 Captions, Number and Gender, Exhibits. The captions appearing at the commencement of the paragraphs sections and subsections hereof are descriptive only and for convenience in reference. Any reference to a section herein includes all subsections thereof. Should there be any conflict between any such caption and the article, paragraph or subparagraphs at the head of which it appears, the article, paragraph or subparagraph and not the caption shall control and govern the construction of this Agreement. In this Agreement, the masculine, feminine or neuter gender and the singular or plural number shall each be deemed to include the others whenever the context so requires. All exhibits attached hereto and referenced in the body of this Agreement are incorporated herein by such reference.

     12.7 Survival. All representations, covenants and agreements made and all obligations to be performed under the provisions hereof to the extent not performed at or before the Closing shall survive for a period of one year from the Closing and shall not be deemed to merge with the grant deed or upon delivery or acceptance thereof.

     12.8 Further Action. Each party hereto shall, on or before the Closing, duly execute and deliver such papers, documents and instruments and perform all acts reasonably necessary or proper to carry out and effectuate the terms of this Agreement.

     12.9 Performance. Time is of the essence of this Agreement and of each provision hereof.

     12.10 No Presumption Regarding Drafter. The parties hereto acknowledge and agree that the terms and provisions of this Agreement have been negotiated and discussed among the parties, and that this Agreement reflects their mutual agreement regarding the subject matter of this Agreement. Because of the nature of such negotiations and discussions, no party shall be deemed to be the drafter of this Agreement, and therefore no presumption for or against the drafter shall be applicable in interpreting or enforcing this Agreement.

     12.11 Days and Months. Unless otherwise stated, all references to days or months herein shall be references to calendar days or calendar months.

     12.12 Severability. If any provision of this Agreement is found invalid or unenforceable, such provision shall be enforced to the maximum extent possible and the other provisions shall remain in full force and effect to the extent they can be reasonably applied in the absence of such invalid or unenforceable provision.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                              THE PACIFIC LUMBER COMPANY
                              By:  /s/ John A. Campbell
                                   John A. Campbell
                                   President and CEO

                              STATE OF CALIFORNIA ACTING BY AND THROUGH THE WILDLIFE CONSERVATION BOARD

                              By:   /S/ W. JOHN SCHMIDT
                                    W. John Schmidt
                                    Executive Director

APPROVED:

DEPARTMENT OF GENERAL
SERVICES OF THE STATE
OF CALIFORNIA

By:  [signature illegible]
        Director

                                    EXHIBIT B

                       NATURAL HAZARD DISCLOSURE STATEMENT

The Transferor discloses the following information with the knowledge that even though this is not a warranty, prospective buyers may rely on this information in deciding whether and on what terms to purchase the subject property.

THE FOLLOWING ARE REPRESENTATIONS MADE BY THE TRANSFEROR AND HIS OR HER AGENT(S) BASED ON THEIR KNOWLEDGE AND MAPS DRAWN BY THE STATE. THIS INFORMATION IS A DISCLOSURE AND IS NOT INTENDED TO BE PART OF ANY CONTRACT BETWEEN THE TRANSFEREE AND THE TRANSFEROR.

THIS REAL PROPERTY LIES WITHIN THE FOLLOWING HAZARDOUS PROPERTY(S):

A SPECIAL FLOOD HAZARD PROPERTY (Zone "A") designated by the Federal Emergency Management Agency.

Yes _______    No _______     Do not know/information not available from
                              local jurisdiction ___________

A PROPERTY OF POTENTIAL FLOODING shown on an inundation map pursuant to Section 8589.5 of the Government Code.

Yes _______    No _______     Do not know/information not available from
                              local jurisdiction ___________

A VERY HIGH FIRE HAZARD SEVERITY ZONE pursuant to Section 51179 of the Government Code. The owner of this property is subject to the maintenance requirements of Section 51182 of the Government Code.

Yes _______    No _______

A WILDLAND PROPERTY THAT MAY CONTAIN SUBSTANTIAL FOREST FIRE RISKS AND HAZARDS pursuant to Section 4125 of the Public Resources Code. The owner of this property is subject to the maintenance requirements of Section 4291 of the Public Resources Code. Additionally, it is not the state's responsibility to provide fire protection services to any building or structure located within the wildlands unless the Department of Forestry and Fire Protection has entered into a cooperative agreement with a local agency for those purposes pursuant to
Section 4142 of the Public Resources Code.

Yes _______    No _______

AN EARTHQUAKE FAULT ZONE pursuant to Section 2622 of the Public Resources

Code.

Yes _______    No _______

A SEISMIC HAZARD ZONE pursuant to Section 2696 of the Public Resources Code.

Yes _______    No _______

THESE HAZARDS MAY LIMIT YOUR ABILITY TO DEVELOP THE REAL PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER.

Transferor certifies that the information herein is true and correct to the best of the transferor's knowledge as of the date signed by the transferor.

Signature of Transferor ________________________  Date _________________


Transferee certifies that he or she has read and understands this document.

Signature of Transferee ________________________  Date _________________